SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

April 30, 2009
Date of Report (Date of earliest event reported)

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)

(212) 588-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17. CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17. CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17. CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17. CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 30, 2009 Investment Technology Group, Inc. issued a press release announcing financial results for the quarter ended March 31, 2009.  A copy of this press release is attached hereto as Exhibit 99.1.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press release issued by Investment Technology Group, Inc. on April 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.
(Registrant)

Date:	April 30, 2009	By:	/s/ Howard C. Naphtali
Howard C. Naphtali
Chief Financial Officer and Duly Authorized Signatory of Registrant

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release by Investment Technology Group, Inc., dated as of April 30, 2009.